EXHIBIT 99.2

                           TOMMY HILFIGER U.S.A., INC.

                               SEVERANCE PAY PLAN

                          (EFFECTIVE DECEMBER 22, 2005)





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                           TOMMY HILFIGER U.S.A., INC.

                               SEVERANCE PAY PLAN

                          (EFFECTIVE DECEMBER 22, 2005)


    The purpose of this document is to set forth the terms and provisions of the Tommy Hilfiger U.S.A., Inc. Severance Pay Plan, effective December 22, 2005 (the "Plan"). This Plan provides severance pay to certain employees of Tommy Hilfiger U.S.A., Inc. and its subsidiaries, and their successors and assigns, who become eligible to receive such benefits because of termination of employment under the conditions set forth below.

                                    ARTICLE I
                                   DEFINITIONS

    Sec. 1.01  "Board" means the Board of Directors of the Company.

    Sec. 1.02 "Cause" means: the conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred; willful misconduct by the Participant in the course of fulfilling the Participant's employment duties which is materially injurious to the Company; or willful, deliberate and continuous failure on the part of the Participant to perform his employment duties in any material respect after written notice is provided to the Participant by the Company.

    Sec. 1.03 "Change in Control" means any of the following events that occurs after the Effective Date of this Plan:

         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then-outstanding ordinary shares of the Company (the "Outstanding Company Ordinary Shares") or (B) the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (the "Outstanding Voting Securities") of the Company (the "Outstanding Company Voting Securities"); provided that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company; (II) any acquisition by the Company; and (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates;

         (b) Individuals who, as of the day after the Effective Date, constitute the Board (the "Incumbent Board", and each such individual an "Incumbent Director") cease for any reason to constitute at least a majority of the Board; provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such

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    individual  were a member of the Incumbent  Board,  but excluding,  for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

         (c) Consummation of a merger or consolidation involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (each, a "Business Combination"), in each case unless, following such Business Combination, all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Ordinary Shares immediately prior to such Business Combination beneficially own, directly or indirectly, either (A) more than 50% of the Outstanding Company Voting Securities immediately following the consummation of the Business Combination or (B) in the event the Business Combination results in another corporation ("New Parent Corporation") owning the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries, more than 50% of the Outstanding Voting Securities of the New Parent Corporation; or

         (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

    Sec. 1.04  "Code" means the Internal Revenue Code of 1986, as amended.

    Sec. 1.05  "Company"    means  Tommy  Hilfiger  U.S.A.,   Inc.,  a  Delaware
corporation, and its subsidiaries, and their successors and assigns.

    Sec. 1.06 "Compensation Committee" means the Compensation Committee of the Board.

    Sec. 1.07 "Continuation Period" means, for any Participant, the period, if any, during which the Participant is entitled to continue to receive health and welfare benefits pursuant to Section 2.02(g). A Participant's "Continuation Period" shall be equal to the number of months of Monthly Base Salary that the Participant is entitled to pursuant to Section 2.02(a), (b), (c), (d), (e) or
(f) of this Plan, as applicable.

    Sec. 1.08 "Disability" means a Participant's inability to perform his or her duties for a period or periods aggregating 180 calendar days in any 12-month period as a result of a physical or mental incapability or illness, loss of legal capacity or any other cause beyond his or her control. The Plan Administrator will make all determinations of Disability status in its sole discretion.

    Sec. 1.09  "Effective Date" means December 22, 2005.

    Sec. 1.10 "Employee" means an individual who is or was treated by the Company as an employee for federal withholding and FICA tax purposes.

    Sec. 1.11 "Good Reason" means, with respect to any Participant (provided, that Section 1.11(a) shall only apply to Tier 1, 2 and 3 Participants), without the express written


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consent  of the  Participant,  unless in the case of any act or  failure  to act described in clauses (a), (b), (c) or (d) below, such act or failure to act is corrected by the Company within 30 days after receipt by the Company of written notice from the Participant in respect of such event (the "Cure Period"):

         (a) the assignment to the Participant of any duties inconsistent in any respect with the Participant's duties or responsibilities in effect immediately prior to the Change in Control or any other diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Company promptly after receipt of notice thereof given by the Participant;

         (b) any reduction by the Company of the aggregate levels of compensation and benefits provided to the Participant immediately prior to the Change in Control, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by the Participant;

         (c) any failure by the Company to obtain an express written assumption of this Plan from any successor to or assign of the Company; or

         (d) the Company requires the Participant (i) to be based at any office or location other than one in the metropolitan area in which the Employee is based immediately prior to the Change in Control or (ii) to travel on Company business to a substantially greater extent than required immediately prior to the Change in Control.

provided, that a Participant must give written notice to terminate his or her employment with the Company within 90 days following the expiration of the applicable Cure Period. The Participant's mental or physical incapacity following the occurrence of an event described above in clauses (a) through (d) shall not affect the Participant's ability to terminate employment for Good Reason.

    Sec. 1.12 "Monthly Base Salary" means (a) the annual gross base salary (exclusive of extra pay bonuses, overtime, commissions, or any other extraordinary remuneration) earned by the Participant on an annualized basis for service with the Company as of or immediately prior to the Termination Date (as defined in Section 1.16), including any base salary the payment of which is deferred pursuant to a salary reduction or deferral agreement, plan, or arrangement (including an arrangement described in Section 401(k) or 125 of the Code), divided by (b) 12.

    Sec. 1.13 "Participant" means (a) all full-time Employees of the Company who are grades 17 to 23 ("Tier 1 Participants") (provided that grade 17 Employees who are Tier 1 Participants must be listed on Schedule 1 hereto), (b) all full-time Employees of the Company who are grade 17 Employees not listed on
Schedule 1 hereto or are grade 15 or 16 Employees ("Tier 2 Participants"), (c) all full-time Employees of the Company who are grade 13 or 14 ("Tier 3 Participants"), (d) all full-time Employees of the Company who are grade 11 or 12 ("Tier 4 Participants"), (e) all full-time Employees of the Company who are grade 9 or 10 ("Tier 5 Participants") and (f) all full-time Employees of the Company who are grade 5 to 8 ("Tier 6


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Participants").  The term  "Participant"  shall not include:  (i) any individual classified as an intern or special project Employee by the Company; (ii) any Employee whose terms or conditions of employment are determined through a collective bargaining agreement; (iii) any Employee who is a non-resident alien (within the meaning of Section 410(b)(3)(C) of the Code) and who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Company which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code); (iv) any person performing services for the Company pursuant to an arrangement with a third party leasing organization; (v) any person who the Compensation Committee determines, in its sole discretion, is not a common law employee of the Company, whether or not such person is later determined to have been a common law employee of the Company; and (vi) any Employee specifically listed on Schedule 1 as an excluded Employee.

    Sec. 1.14  "Severance   Benefit"   means   the   severance   payment  that a
Participant is entitled to under Sections 2.02(a) through (f) of the Plan, as applicable.

    Sec. 1.15 "Successor" means, with respect to the Company, the purchaser, acquirer or other surviving entity following a Change in Control.

    Sec. 1.16  "Termination   Date"  means  the  date  on  which  the employment
relationship between a Participant and the Company terminates.

                                     ARTICLE II
                       ELIGIBILITY AND SEVERANCE BENEFITS

    Sec. 2.01 ELIGIBILITY. A Participant shall receive severance benefits under the Plan if, within the twelve (12) month period immediately following a Change in Control:

         (a) (i) The Participant's employment with the Company or the Successor is involuntarily terminated by the Company or the Successor for reasons other than Cause (and other than as a result of the Participant's death or Disability); or (ii) the Participant resigns from his or her employment with the Company for Good Reason (each a "Qualifying Termination"); and

         (b) The Participant has (i) executed and not revoked a release of claims against the Company in substantially the form attached as Exhibit A hereto and (ii) for Tier I, II and III Participants only, entered into a noncompetition agreement with the Company, which noncompetition agreement has been provided to the Participant prior to the occurrence of the Change in Control.

    Sec. 2.02  CALCULATION OF SEVERANCE BENEFIT.

         (a) TIER 1 PARTICIPANTS. A Tier 1 Participant who incurs a Qualifying Termination and complies with Section 2.01(b) shall be entitled to a lump sum payment within 30 days following such Participant's Termination Date equal to 18 times the Tier 1 Participant's Monthly Base Salary;



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         (b)  TIER 2 PARTICIPANTS.  A Tier 2 Participant who incurs a Qualifying
    Termination and complies with Section 2.01(b) shall be entitled to a lump sum payment within 30 days of such Participant's Termination Date equal to 12 times the Tier 2 Participant's Monthly Base Salary;

         (c) TIER 3 PARTICIPANTS. A Tier 3 Participant who incurs a Qualifying Termination and complies with Section 2.01(b) shall be entitled to a lump sum payment within 30 days of such Participant's Termination Date equal to nine times the Tier 3 Participant's Monthly Base Salary;

         (d) TIER 4 PARTICIPANTS. A Tier 4 Participant who incurs a Qualifying Termination and complies with Section 2.01(b) shall be entitled to a lump sum payment within 30 days of such Participant's Termination Date equal to six times the Tier 4 Participant's Monthly Base Salary;

         (e) TIER 5 PARTICIPANTS. A Tier 5 Participant who incurs a Qualifying Termination and complies with Section 2.01(b) shall be entitled to a lump sum payment within 30 days of such Participant's Termination Date equal to three times the Tier 5 Participant's Monthly Base Salary; and

         (f) TIER 6 PARTICIPANTS. A Tier 6 Participant who incurs a Qualifying Termination and complies with Section 2.01(b) shall be entitled to a lump sum payment within 30 days of such Participant's Termination Date equal to three times the Tier 6 Participant's Monthly Base Salary.

         (g) ALL PARTICIPANTS. Each Participant who incurs a Qualifying Termination shall receive the following payments and benefits, beginning on the day following the Participant's Termination Date (subject to cessation if the Participant fails to comply with Section 2.01(b)):

                  (1) During the applicable Continuation Period, the Company shall provide the Participant (and the Participant's eligible dependents) with continuation coverage rights under the federal Consolidated Omnibus Budget Reconciliation Act of 1986, as amended ("COBRA"), and the Company shall pay the portion of the COBRA premium applicable to employer contributions for such benefits, and such benefits and the applicable cost to the Participant of such benefits shall be no less favorable to the Participant than in effect immediately prior to the Change in Control.

              (2) During the Continuation Period, continued participation by the Participant in the Company's life insurance plan, which shall be substantially similar to the plan in effect as of the Change in Control.

              (3) Notwithstanding the foregoing, the Participant's entitlement to continued benefits under this Section 2.02(g) shall cease upon such Participant becoming eligible to receive similar benefits coverage from a new employer.



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              (4)  Outplacement services shall be provided during the applicable
         Continuation Period to each Participant in an amount and scope that is appropriate and customary for the Tier in which such Participant participates in the Plan.

         (h) INCENTIVE COMPENSATION. Each Participant whose Termination Date occurs between January 1, 2006 and June 15, 2006, pursuant to a Qualifying Termination, shall be entitled to receive a bonus under the Company's fiscal year 2006 incentive compensation arrangements (the "2006 Bonus"). The 2006 Bonus amounts for each such Participant shall be based on (i) the Company's actual performance during fiscal year 2006, which performance shall be determined by the Plan Administrator and (ii) the Participant's target bonus opportunity under such incentive compensation arrangements. The 2006 Bonus shall be paid to such Participants in accordance with the Company's normal payroll practices, but in any event prior to June 15, 2006.

    Sec. 2.03 TAX WITHHOLDING. The Company shall have the right to deduct any federal, state, or local tax from any benefit under this Plan that the Company is required by law to withhold in connection with such benefit.

    Sec. 2.04 EFFECT OF SEVERANCE BENEFIT; OTHER BENEFITS. The payment of any portion of a benefit under this Plan shall not be used or considered in any manner in the computation of, or accrual of, vacation time, fringe benefit coverage, the exercise and vesting of stock options, or for purposes of any other benefit plan except to the extent explicitly permitted in such benefit plan. The severance payments provided for in this Article II shall be in lieu of, not in addition to, any severance provided for by any other written employment, change in control, severance, consulting or similar agreement or plan to which a Participant is a party or in which the Participant participates (a "Severance Arrangement"), and this Plan shall not be construed to duplicate any benefits provided to a Participant pursuant to a Severance Arrangement; provided, however, that any Participant who is entitled to severance payments pursuant to a Severance Arrangement that are in excess of the payments under this Plan may determine to receive such payments as provided for under the applicable Severance Arrangement and not receive severance payments under this Plan. In addition, if a Participant has not terminated employment during the 12-month period following a Change in Control, such Participant shall continue to participate in any Severance Arrangement applicable to such Participant, pursuant to the terms of such Severance Arrangement.

    Sec. 2.05 NO MITIGATION; OFFSET. The Company's obligation to make the payments provided for in this Plan and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense, or other claim, right or action that the Company may have against a Participant or others. In no event shall a Participant be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Participant under any of the provisions of the Plan, nor shall the amount of any payment hereunder be reduced by any compensation earned by a Participant as a result of employment by another employer, except as provided in
Section 2.02(g).

    Sec. 2.06  DEATH WHILE A PARTICIPANT.   In  the  event  a  Participant  dies
before receiving all payments due to the Participant under this Plan, any remaining payments shall be made in a lump sum to the Participant's estate.


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    Sec. 2.07  CERTAIN REDUCTION OF PAYMENTS BY THE COMPANY.

         (a) Notwithstanding anything to the contrary herein, in the event it shall be determined that any Payment to a Participant would be subject to the Excise Tax as a result all or in part of payments under this Plan, then the amounts payable under this Plan to such Participant shall be reduced so that the Parachute Value of all Payments, in the aggregate, equals the Safe Harbor Amount (the reduction of the amounts payable hereunder shall be made in such a manner as to maximize the Value of all Payments actually made to a Participant); provided that payments under this Plan shall not be reduced if such reduction does not reduce the Parachute Value of all Payments to the Safe Harbor Amount.

         (b) All determinations required to be made under this Section 2.07 shall be made by a nationally recognized accounting firm as may be selected by the Company prior to the Change in Control (the "Accounting Firm"). The Accounting Firm shall provide detailed supporting calculations both to the Company and the Participant within 15 business days of the receipt of notice from the Participant that there has been a Payment or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any determination by the Accounting Firm shall be binding upon the Company and the Participant.

         (c)  Definitions.  The   following   terms  shall  have  the  following
    meanings for purposes of this Section 2.07.

              (1) "Excise Tax" shall mean the excise tax imposed by Section 4999 of the Code, together with any interest or penalties imposed with respect to such excise tax.

              (2) "Parachute Value" of a Payment shall mean the present value as of the date of the change of control for purposes of Section 280G of the Code of the portion of such Payment that constitutes a "parachute payment" under Section 280G(b)(2), as determined by the Accounting Firm for purposes of determining whether and to what extent the Excise Tax will apply to such Payment.

              (3) A "Payment" shall mean any payment or distribution in the nature of compensation (within the meaning of Section 280G(b)(2) of the Code) to or for a Participant's benefit, whether paid or payable pursuant to this Plan or otherwise.

              (4) The "Safe Harbor Amount" means 2.99 times a Participant's "base amount," within the meaning of Section 280G(b)(3) of the Code.

              (5) "Value" of a Payment shall mean the economic present value of a Payment as of the date of the change of control for purposes of
         Section 280G of the Code, as determined by the Accounting Firm using the discount rate required by Section 280G(d)(4) of the Code.


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                                    ARTICLE III
                         AMENDMENT AND TERMINATION; TERM

    Sec. 3.01 AMENDMENT AND TERMINATION. The Compensation Committee shall have the right to amend or terminate the Plan at any time and from time to time, in whole or in part, for any reason, provided, however, that no such amendment or termination (including any amendment to Schedule 1) which would adversely affect Participants' rights or benefits under the Plan may occur (a) in anticipation of or in conjunction with the occurrence of a Change in Control (which Change in Control in fact occurs) and at the request of a Successor or (b) at any time following a Change in Control.

    Sec. 3.02  TERM OF THE PLAN.

         (a) This Plan shall remain in effect until the close of business on December 31, 2006, at which time it will terminate unless (i) the Plan's term has been extended by the Board or (ii) a Change in Control has occurred on or prior to such date.

         (b) Notwithstanding anything to the contrary herein, the Plan shall not terminate or be terminated, by action of the Board or otherwise, but shall remain in effect after a Change in Control until all payments and benefits to Participants have been made and provided.

                                   ARTICLE IV
                                 ADMINISTRATION

    Sec. 4.01 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee or its designee as shall be designated from time to time (the "Plan Administrator"), provided that in the event of an impending Change in Control, the Plan Administrator may appoint (a) a person who is an Incumbent Director immediately prior to the Change in Control or (b) a person or persons who are independent of the Company or persons operating under its control or on its behalf to be the Plan Administrator effective upon the occurrence of a Change in Control (an "Appointed Administrator"), and such Appointed Administrator shall not be removed following a Change in Control. If such person determines in his or her discretion to no longer be the Plan Administrator following a Change in Control, the Company shall appoint a successor Appointed Administrator (which successor may be designated by the Company prior to the Change in Control) who is (i) a person who was an Incumbent Director immediately prior to the Change in Control or (ii) independent of the Company or persons operating within its control or on its behalf. For purposes of performing services under this Plan, following a Change in Control, any Appointed Administrator shall be paid an amount agreed upon by the Appointed Administrator and the Company. The Plan Administrator shall have authority to delegate responsibility for the operation and administration of the Plan. Subject to the express provisions of the Plan, including without limitation Article III above, and the rights of Participants pursuant thereto, the Plan Administrator shall have discretionary authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as the Plan Administrator shall, from time to time, deem advisable; (ii) resolve all questions or ambiguities relating to the interpretation and application of the Plan


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(and any notices or agreements  relating  thereto);  (iii) make  eligibility and benefit determinations under the Plan, including any factual determinations relevant thereto; and (iv) otherwise supervise the administration of the Plan in accordance with the terms hereof. The decision of the Appointed Administrator upon all matters within the scope of its authority shall be conclusive and binding on all parties, but if there is no Appointed Administrator, decisions of the Plan Administrator shall be subject to de novo review.

    Sec. 4.02 INDEMNIFICATION OF PLAN ADMINISTRATOR. In addition to such other rights of indemnification applicable to the Plan Administrator, the Plan Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which the Plan Administrator may be a party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by the Plan Administrator in settlement thereof (provided such settlement is approved by the Board of Directors of the Company) or paid by the Plan Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be determined in such action, suit or proceeding that the Plan Administrator has acted in bad faith; provided, however, that within sixty (60) days after receipt of notice of institution of any such action, suit or proceeding, the Plan Administrator shall offer the Company in writing the opportunity, at its own cost, to handle and defend the same.

    Sec. 4.03 NOTICE. Any notice required to be delivered by the Company or the Plan Administrator or by a Participant under this Plan shall be deemed delivered to the Company and to the Participant when deposited in the U.S. mails, and addressed to the Company's Head of Human Resources (with a copy to the Company's General Counsel) and to the Participant at his or her last known address as reflected on the books and records of the Company.

                                     ARTICLE V
                            SUCCESSOR AND ASSIGNMENTS

    Sec. 5.01 ASSUMPTION REQUIRED. This Plan shall bind any Successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) in the same manner and to the same extent that the Company would be obligated under this Plan if no succession had taken place. In the case of any transaction in which a Successor would not by the foregoing provision or by operation of law be bound by this Plan, the Company shall require such Successor expressly and unconditionally to assume and to agree to perform the Company's obligations under this Plan, in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

    Sec. 5.02 ASSIGNMENT. This Plan shall inure to the benefit of and shall be enforceable by a Participant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If a Participant should die while any amount is still payable to the Participant under this Plan had the Participant continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Plan to the Participant's estate. A Participant's rights under this Plan shall not otherwise be transferable or subject to lien or attachment.

    Sec. 5.03  ENFORCEMENT.  This   Plan  constitutes  an  enforceable  contract
between the Company and each Participant.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

    Sec. 6.01 NONALIENATION OF BENEFITS. None of the payments, benefits or rights of any Participant shall be subject to any claim of any creditor of such person and, in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Participant. No Participant shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the payments or benefits which he may expect to receive, contingently or otherwise, under this Plan.

    Sec. 6.02 LEGAL FEES. The Company shall pay as incurred (within 10 days following the Company's receipt of an invoice from the Participant), to the full extent permitted by law, all legal fees and expenses that a Participant may reasonably incur as a result of any contest by the Company, the Participant or others with respect to the enforcement of a Participant's rights under this Plan; provided, however, that a Participant shall be required to reimburse the Company for the cost of such legal fees and expenses if the Participant is deemed by an arbitrator or court, as the case may be, to have brought or defended such contest in bad faith.

    Sec. 6.03  NO  CONTRACT  OF  EMPLOYMENT.  Neither  the establishment of this
Plan, nor any modification thereof, nor the creation of any fund, trust, or account, nor the payment of any benefit shall be construed as giving any Participant or any person whomsoever, the right to be retained in the service of the Company, and each Employee shall remain subject to discharge to the same extent as if this Plan had never been adopted.

    Sec. 6.04 SECTION 409A. Notwithstanding anything herein to the contrary, it is intended that no payments or benefits provided for under this Plan shall be "deferred compensation" subject to Section 409A of the Code ("Section 409A"). The Company shall amend the Plan to the extent determined by the Plan Administrator to be necessary to avoid the imposition of tax and interest under
Section 409A; provided that no such amendment shall reduce the present value of payments and benefits under the Plan. Notwithstanding the foregoing, to the extent a Participant is considered a Specified Employee (as such term is defined under Section 409A and the regulations thereunder) at such Participant's Termination Date, such Participant's benefits under Section 2.02 of this Plan shall be paid or provided to such Participant on the date that is six months and one day after such Participant's Termination Date.

    Sec. 6.05 SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

    Sec. 6.06 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

    Sec. 6.07 GENDER AND NUMBER. Whenever any words are used herein in the masculine, feminine, or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

    Sec. 6.08 CONTROLLING LAW. This Plan shall be construed and enforced according to the laws of the State of New York.

    Sec. 6.09 EXCLUSIVE JURISDICTION AND VENUE. The federal or state courts of the State of New York shall have the sole and exclusive jurisdiction and venue in any action or proceeding brought under this Plan.

                    (SIGNATURE LINE CONTINUED TO NEXT PAGE)

      IN WITNESS WHEREOF, the Company and its affiliates have executed this Plan as of this 22nd day of December, 2005.

ATTEST:                            TOMMY HILFIGER U.S.A., INC.

/s/Jamie Gallagher                  /s/Joseph Scirocco
----------------------------------  ----------------------------------

By: Jamie Gallagher                 By:  Joseph Scirocco
Title:  Executive Vice President    Title:  Executive Vice
and General Counsel                 President, Chief Financial
                                    Officer and Treasurer

                                   SCHEDULE 1

GRADE 17 EMPLOYEES DESIGNATED AS TIER 1 PARTICIPANTS

Jamie Gallagher

Leslie Singer

Eric Singleton

Beth Kent

Brian Kaminer

Sharon Waldron

EMPLOYEES SPECIFICALLY EXCLUDED AS PLAN PARTICIPANTS

Thomas J. Hilfiger

David F. Dyer

                                    EXHIBIT A

                                 FORM OF RELEASE



The Company will provide a form of release agreement prior to the occurrence of a Change in Control.